UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2010

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BLUEWAVE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

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Nevada	000-53804	26-1679683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2881 E. Oakland Park Blvd, Suite 407, Ft Lauderdale, FL 33306

(Address of Principal Executive Offices) (Zip Code)
(954) 459-8229
Registrant’s telephone number, including area code

Cape Cod Aquaculture
(Former Name or Former Address, if Changed Since Last Report)

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Copies to:

Hank Gracin, Esq.
Gracin & Marlow, LLP
20283 State Route 7, Suite 300
Boca Raton, Florida 33498
(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

On August 24, 2010, Bluewave Group, Inc. (“Bluewave”) (1) dismissed Seale and Beers, CPAs, LLC (“Beers”) as its independent registered public accounting firm responsible for auditing its financial statements; and (2) retained LBB and Associates Ltd., LLP (“LBB”) as its new independent registered public accounting firm responsible for auditing its financial statements.

Beers had not issued any reports on the Company’s financial statements. Moore & Associates Chartered had issued a  report on Bluewave’s  financial statements for the year ended April 30, 2009 and such report did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended April 30, 2009 contained an explanatory paragraph stating that the Company's accumulated deficit raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss Beers and retain LBB was recommended and unanimously approved by Bluewave’s  board of directors.

In connection with the audits of Bluewave’s financial statements for the fiscal years ended April 30, 2009 (its first fiscal year as a reporting entity)  and in the subsequent interim periods through August 26, 2010 (the date of dismissal of the former accountant), there were no disagreements with Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such year.  During the fiscal year ended April 30, 2009 and through August 26, 2010, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K. Except as set forth below, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

Bluewave’s management had been advised by Beers that any company with one individual serving in the role of Chief Executive Officer and Chief Financial Officer has  per se, inadequate controls and procedures over financial reporting. Management recognized in its quarterly reports that its controls and procedures would be substantially improved if there was segregation of the duties of Chief Executive Officer and Chief Financial Officer even though it did not believe that the material weakness in its controls and procedures referenced by Beers has had an effect on our financial results.

During Bluewave’s two most recent fiscal years and through August 26, 2010 (the date of engagement), Bluewave did not consult with LBB regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on Bluewave’s financial statements, in either case where written or oral advice was provided that was an important factor considered by Bluewave in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

Bluewave provided Beers with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested Beers to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree.  A copy of Beer’s letter dated August 30, 2010, is attached hereto as Exhibit 16.1.

Item 9.01         Financial Statements and Exhibits.

(a) - (c)              N/A

(d)                     Exhibits

Exhibit No.	Description

16.1	Letter dated August 30, 2010, from Seale and Beers, CPAs, LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2010

BLUEWAVE GROUP, INC.

By:	/s/ Derek Jackson
Name:	Derek Jackson
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated August 30, 2010, Seale and Beers, CPAs, LLC to the Securities and Exchange Commission

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